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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 23, 2005

FC FINANCIAL SERVICES INC.
 (Exact name of registrant as specified in its charter)

NEVADA	333-113509	98-040339
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

110 Jardin Drive
Suite 13
Concord, Ontario
Canada L4K 2T7
 (Address of principal executive offices and Zip Code)

(905) 761-1096
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01     CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)     On March 23, 2005, the accounting firm of Chavez & Koch was dismissed by the Registrant's Board of Directors as the Registrant's independent auditors. During the two most recent fiscal years and subsequent interim period, there were no disagreements on matters of accounting principles and practices, financial disclosure, or auditing scope of procedure between the Registrant and Chavez & Koch, Certified Public Accounts were dismissed because Chavez & Koch advised the Registrant that it intend to terminate SEC auditing services

(b)     The Report of Chavez & Koch, Certified Public Accountants, on the Registrant's financial statements as of and for the years ended November 30, 2004 and 2003 did not contain an adverse, qualified or disclaimer of opinion. However, the Report did contain an explanatory paragraph wherein Chavez and Koch expressed substantial doubt about the Registrant's ability to continue as a going concern.

(c)     The Registrant has requested Chavez & Koch to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Registrant in response to this Item 4.01 and, if not, stating the respects in which it does not agree. The Registrant delivered a copy of this Form 8-K report to Chavez & Koch on April 12, 2005, via email. On April 13, 2005, Chavez & Koch replied and its letter agreeing with the statements contained herein is attached hereto as Exhibit 16.1.

(d)     At its board meeting on March 23, 2005, the Board of Directors of the Registrant engaged Manning Elliott, Chartered Accountants, 11th Floor, 1050 West Pender Street, Vancouver, British Columbia, Canada V6E 3S7, as its independent auditor for its fiscal year ending November 30, 2005 and to review Registrant's financial information to be filed with the SEC from the date of this Form 8-K. Manning Elliott accepted such appointment on March 23, 2005. Prior to its appointment, the Registrant did not consult with Manning Elliott on any matters related to accounting or the type of opinion they may issue.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits	Document

	16.1	Letter from Chavez & Koch

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 25th day of March 2005.

FC FINANCIAL SERVICES INC.

BY:	/s/ Taras Chebountchak
Taras Chebountchak, President, Chief Executive Officer,
Chief Financial Officer and a member of the Board of Directors